Exhibit 99.1.2
Investor Presentation July 2008

Office Depot Overview

Office Depot – Business Overview

Office DEPOT

- Office Depot is a leading global provider of office products and services
- 2007 sales of over $15.5 billion and EBITDA[1] of over $800 million
  - Supplies: 63% of sales
  - Technology: 26% of sales
  - Furniture and Other: 11% of Sales
- Multi-channel – stores, catalog, Internet and contract serve business customers of any size, from small home office to Fortune 500 accounts
  - 56% of 2007 Sales were not North American Retail
  - One of the world's largest e-commerce retailers – $4.9 billion in sales in 2007

North American Retail (44% of 2007 Sales)

- Over 1,200 stores in U.S. and Canada
- Largest concentration of stores in California, Florida and Texas

N.A. Business Solutions (29% of 2007 Sales)

- Catalog, contract and e-commerce
- Dedicated sales force works with medium sized to Fortune 100 customers
- Orders serviced through 21 distribution centers

International (27% of 2007 Sales)

- Catalog, contract, e-commerce and retail
- Sells to customer directly and through affiliates in 41 countries outside of North America
- 35+ websites and 397 stores

[1] Non-GAAP numbers. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com

Office DEPOT 3

1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 East Office Depot Timeline Founded in Florida with the first store opening in Fort Lauderdale, FL Listed on the NASDAQ under the symbol "ODEP" Listed on the NYSE under the symbol "ODP" Acquired The Great Canadian Office Supplies warehouse chain Acquired six additional contract stationers in North America Opened licensed Office Depot stores in Colombia and Israel. Announced retail joint venture agreement in Mexico and licensing agreement in Poland Entered the contract stationer business via the acquisition of two industry leaders: Wilson Stationery & Printing Company and Eastman Office Products Corporation Staples / Office Depot merger fails Merged with Viking Office Products, the leading direct marketer of office products in Europe and Australia Office Depot added to S&P 500 Acquired Guilbert S.A., a leading European contract stationer, doubling the size of the Company's European business Acquired Allied Office Products, Best Office Co., Ltd., Papirius, and AsiaEC Acquired Axidata, a Canada-based office products delivery company Completed merger with Office Club Inc. Acquired eOfficePlanet India in joint venture with Reliance Retail Acquired controlling interest in AGE Kontor & Data AB in Sweden

Issues Facing The Company Entering 2005 Functionally-aligned organization with no divisional leadership Non-integrated acquisitions Duplicate overhead Cost and complexity of multiple systems Information technology systems impeding growth Duplicate supply chain Operating margin gap versus largest competitor and no plan to close gap Declining market share Inconsistency in shopping experience and service, and lack of differentiation Aging store portfolio with no proven new store format 700 different store sets and at least five different retail formats Asset impairments, exit costs and other operating decisions contributed to $412M in charges from inception in 2005 through the end of the second quarter 2008

Successful Turnaround Begins North American Retail North American Business Solutions International Improve profitability while continuing store build out program Finalize new format (M2) for the remodeled stores Improve service in stores Grow market share organically and through acquisitions Expand large contract sales, add sales force Complete integration of Viking acquisition Expand product / service portfolio Improve profitability by growing European contract business, tightening cost control Use telephone account managers to acquire new customers in Europe Integrate various operations around the globe Expand geographic reach into developing areas New Management talent was added across the organization

EBIT 04 SL05 EBIT 05 SL 06 Shortfall EBIT 06 SL 1 07 Volume 07 F3 07 Saule 1 576 654 802 802 551 Saule 2 576 654 802 551 Saule 3 50 488 366 0 110 380 Column 4 28 26 26 2004 Mix / Margin Investment 2006 2007 Initiatives Successful in Reducing Costs In excess of $600 million in costs eliminated between 2004 and 2007 Cost Savings / Volume 2005 Cost Savings / Volume Mix / Margin Investment Cost Savings / Volume EBIT Margin1 4.6% 5.3% 3.5% 4.2% 1 Non-GAAP numbers. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com

2004 2005 2006 First Half 2007 Sales $ 13,565 $ 14,279 $ 15,011 $ 7,725 EBIT1 $ 576 $ 654 $ 802 $ 416 EPS1 $ 1.18 $ 1.41 $ 1.90 $ 1.00 EBIT Margin1 4.2% 4.6% 5.3% 5.4% EPS Growth1 19.2% 19.5% 34.8% 8.7% Positive Impact From Turnaround (Dollars in millions, except per share data) Stock Performance January 2004 - June 2007 $16.71 $30.30 +81% Company announces Steve Odland hired as new CEO 1 Non-GAAP numbers. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com Nine strong consecutive quarters under new Management team, with improving performance and increased shareholder value, including record sales and earnings in Q1 2007 Approximately $2 billion of capital returned to stockholders through share repurchases from 2005 through 2007 (represented approximately 20% of outstanding shares, 140% of adjusted after-tax earnings and 106% of operating cash flow)

2007 2007 2007 First Half Second Half Full Year Sales $ 7,725 $ 7,802 $15,528 EBIT1 $ 416 $ 135 $ 551 EPS1 $ 1.00 $ 0.53 $ 1.54 EBIT Margin1 5.4% 1.7% 3.5% EPS Growth1 8.7% (45.9%) (18.9%) Macroeconomic And Business Conditions Shift (Dollars in millions, except per share data) Stock Performance July 2007 - December 2007 $30.30 $13.91 (54%) Weakening housing-related economic conditions and a heavy sales concentration in Florida and California (approximately 30% of North American sales in 2007) negatively impacted results in the second half of 2007 Heavier mix of both lower margin technology product sales in North American Retail and lower margin customers in North American Business Solutions contributed to margin declines Declining vendor program support due to industry slowdown also impacted margins Weaker U.K. performance negatively affected International results 1 Non-GAAP numbers. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com

Strategic Priorities

North American Retail North American Business Solutions International Addressing customers' need for value Growing loyalty programs Enhancing service offerings to complement product offerings Implementing customer contact strategy Redesigning the telephone account management (TAM) program New catalog / direct marketing team Executing plan to improve performance in the U.K. Sharp focus on improving productivity in existing businesses Leveraging global sourcing to increase direct import and private brand penetration in Europe and Asia Strategic Priorities - Taking Care of Business

North American Retail Conduct line reviews Reducing overall SKU count, lowering costs Micro-assort key technology departments Matching offering to the individual store sales volume and customer profile Stringent inventory controls Supporting more conservative sales forecast Reduce new store openings and remodels Less than 15 new store openings and eight remodels planned for balance of 2008 Cut costs Reduce headcount in North American Retail corporate office N. A. Retail - Taking Care of Business Update: Margin

North American Retail Expand entry-level price points for core business essentials Partner with key vendors to secure opportunistic one-time purchases that deliver exceptional value Offer bonus packs that provide additional product to the customer for little to no additional spend Sell product and service bundles that offer a complete solution to the customer while also saving them money Merchandise value products in high traffic areas N. A. Retail - Taking Care of Business Update: Sales

Growing Loyalty Program - Worklife Rewards

Services - Design, Print & Ship (DPS) Xerox Certified Specialists Service Offering: Print on demand Wide format printing Full-color business card printing Custom Logo / Website design

Services - Tech Depot Services Service Offering: Protection and performance Diagnostic and repair Software installation PC tune-up Data protection Network installation

Services - Recycling Program Tech Recycling Ink / Toner Recycling

North American Business Solutions Implementing customer contact strategy Successfully completed pilot test National rollout implementation completed Implementing redesigned telephone account management (TAM) program Instituting key performance indicators New catalog / direct marketing team making changes to the business model Increased circulation to drive revenue Decline of the business reduced by 50% in less than two months of new plan Web optimization plan being executed Customer-focused enhancements N.A. Business Solutions - Taking Care of Business Update

N.A. Business Solutions TAM Catalog

International Improving sales in the U.K. Customer service metrics are back on track Focused marketing strategies Adding Design, Print and Ship services Expanding Tech Depot to U.K., France and Germany Exploring use of Tech Services in International Improving productivity in existing businesses Successfully transitioned all back-office transaction accounting functions from the U.K., France, and Germany Improved execution with each transition Leveraging global sourcing office Increasing direct import and driving private brand penetration in Europe and Asia Launch of Foray writing instruments in Europe was a success International - Taking Care of Business Update

Private Brand/Global Sourcing Initiative Private brand penetration percentage is currently in the high 20's Private Brand Penetration/Global Sourcing to improve margin Opened Office Depot sourcing office in Shenzhen, China in 2007 Supplemented with third-party sourcing resources Expanding categories of products sourced and countries utilized Independent audits of all factories and chain of custody of goods for environmental, social, and quality issues All Private Brand meets or exceeds industry testing requirements Private Brand/Global Sourcing

Private Brands

Centralization Financial Back Office Call Center North America-Utilize third parties for a number of financial functions Some in North America, some offshore Assign credit Collections and cash application International-Near Shoring financial functions into Office Depot in Eastern Europe Credit, collections, cash applications Successfully transitioned back office functions in the U.K., France and Germany through Q2 2008 North America-Global Accounts, Executive Customer Service, E- Commerce handled in 2 centers in US Balance of inbound calls near shore and offshore International-In the process of consolidating EU call centers

Global Supply Chain Initiative North America Two separate NA Supply Chains 12 cross docks (NA Retail) 21 distribution centers (NA Business Solutions) 7.2M square feet over 33 buildings Environment Initiative International Convert to 12 combination facilities with about 7M square feet as leases expire Capacity for approximately 9M square feet Each facility will have pick/pack and flow through capability to optimize service for Retail and Business Solutions Improve global supply chain expense as a percent of sales by 50 basis points Global Benefits Environment Initiative Reduce supply chain network to 15 facilities Consolidate to one warehouse management system Open two facilities, close four in 2008 Supply chain network of 21 facilities in Europe 7 warehouse management systems

Global Information Technology Initiative Environment Initiative Benefits Costly and complex: Historical "home grown" legacy systems Acquired systems through past major acquisitions Multiple channels No single global integrated system - an expensive environment to operate Minimal process definition and sophistication Simplify, consolidate, globalize and standardize processes and practices, and support them with common applications and platforms Install Oracle ERP system to replace many separate platforms utilized to run the entire corporation Narrow the Company's many different warehouse management systems to one (Manhattan Associates) Reduce IT costs as a percent of sales from current level of 1.7% and, coupled with other benefits, reduce costs by 40 bps+ Enable faster and easier integration of future business expansions and acquisitions Provide a consistent customer experience across the globe Provide better business data, information and tools

Second Quarter 2008 Results

Second Quarter 2008 Summary Results continued to be negatively impacted by a challenging economic environment Business trends worsened in June Company continued to execute strategic plans and margin expansion initiatives Total Company sales declined approximately 1% versus second quarter of 2007 GAAP loss of $2 million, loss per share on a diluted basis of $0.01 Adjusted earnings of $10 million, adjusted earnings per share on a diluted basis of $0.04

Summary and Outlook Disappointed with second quarter results Sales were much worse than expected; hit our fixed cost levels very quickly and de-levered Q3 and Q4 have historically been about 25-26% of NAR annual sales versus 22% for Q2 and should be able to expand margins sequentially by leveraging fixed costs Will make every effort to profitably grow the top line, cut costs, reduce capital spending and improve cash flow

1Non-GAAP numbers. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com. Consolidated Financials - Second Quarter 2008 in millions, except ratios, returns and per share data Q2 2008 Q2 2008 Q2 2008 Q2 2008 Q2 2007 Q2 2007 Q2 2007 Q2 2007 Amount % Sales Amount Amount % Sales Sales $ 3,605 $ 3,605 -- $ 3,632 $ 3,632 -- Operating Expenses(1) $ 970 $ 970 26.9% $ 936 $ 936 25.8% EBIT(1) $ 21 $ 21 0.6% $ 170 $ 170 4.7% Net Earnings (1) $ 10 $ 10 0.3% $ 114 $ 114 3.1% Net Earnings (Loss) - GAAP $ (2) $ (2) -0.1% $ 106 $ 106 2.9% Diluted Shares 273.4 273.4 -- 276.0 276.0 -- EPS - GAAP $ (0.01) $ (0.01) -- $ 0.38 $ 0.38 -- EPS(1) $ 0.04 $ 0.04 -- $ 0.41 $ 0.41 --

North American Retail - Results in millions, except ratios and statistics Q2 08 Q2 07 Sales $ 1,433 $ 1,525 Comparable Sales -10% -5% Division Operating Profit (Loss) $ (4) $ 99 Division Operating Margin -0.3% 6.5%

North American Retail - Results & Variance Analysis Sales were down 6% and comparable store sales were 10% lower in the second quarter of 2008 Operating loss of $4 million versus $99 million profit one year ago Broader economic factors continued to challenge profit margins De-leveraging of fixed costs and operating expenses as sales declined Lower product margins due to less vendor program support, inventory clearancing and product mix Inventory shrink SG&A was flat on a dollar basis versus year ago Operating Margin Q2 2007 6.5% De-leveraging of fixed costs and operating expenses -290 bps Product margins -220 bps Inventory shrink -170 bps Q2 2008 -0.3%

North American Business Solutions - Results in millions, except ratios and statistics Q2 08 Q2 07 Sales $ 1,064 $ 1,123 Division Operating Profit $ 49 $ 78 Division Operating Margin 4.6% 7.0%

N.A. Business Solutions - Results & Variance Analysis Sales were down 5% in the second quarter of 2008 Low single digit sales growth with large, national account customers and public sector Offset by 10% lower sales to small- to mid-size customers Operating profit of $49 million versus $78 million one year ago Factors driving operating margin included: Lower product margin due to customer mix, higher promotional activity and cost increases Lower vendor program support Inventory shrink and fixed costs de-leveraging Slightly offset by lower operating expenses Operating Margin Q2 2007 7.0% Product margins -160 bps Vendor program support -40 bps Inventory shrink and fixed costs de-leveraging -70 bps Operating expenses +30 bps Q2 2008 4.6%

International - Results In millions, except ratios and statistics Q2 08 Q2 07 Sales $ 1,108 $ 983 Change in Local Currency Sales 2% 7% Division Operating Profit $ 51 $ 42 Division Operating Margin 4.6% 4.3%

International - Results & Variance Analysis Operating Margin Q2 2007 4.3% Lower pension costs +120 bps Investment spending and other, net -90 bps Q2 2008 4.6% Sales were up 13% in the second quarter of 2008 Local currency sales were up 2% Operating profit was $51 million versus $42 million one year ago Factors driving operating margin included: A gain from lower pension costs Strategic investment spending in regional offices, the centralization of support functions and the consolidation of warehouses

Office Depot de Mexico The Company has received recently an unsolicited non-binding proposal from its partner in its Mexican joint venture Joint venture partner proposes to acquire the capital stock in the joint venture owned by the Company for approximately $430 million The Company has not yet engaged in substantive discussions with its joint venture partner regarding this non-binding proposal There can be no assurance that any agreement on financial or other terms satisfactory to the Company will result from such proposal or that any transaction involving the Company will be approved or completed

Charges from 2005 Plan During the third quarter of 2005, we announced a number of material charges relating to asset impairments, exit costs and other operating decisions (the "Charges"). This announcement followed a wide-ranging assessment of assets and commitments which began in the second quarter of 2005. We indicated that these actions would continue to impact our results for several years, and expenses associated with future activities would be recognized as the individual plans are implemented and the applicable accounting recognition criteria are met. As with any estimate, the amounts may change when expenses are incurred. in millions Q2 Q2 Q2 Q2 Q2 Q2 Projected Projected Projected Projected Projected 2008 2007 Program to Date Program to Date 2008 Q3-Q4 2009 Total Income Statement Charges $ 16 $ 12 $ 412 $ 412 $ 20 $ 40 $ 472 Cash Flow Impact Cash $ 8 $ 8 $ 149 $ 149 $ 18 $ 30 $ 197 Non-Cash $ 8 $ 4 $ 263 $ 263 $ 2 $ 10 $ 275

Cash Flow Highlights 1Non-GAAP numbers. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com. in millions 2008 2007 % Change Net Cash Provided by Operating Activities $ 138 $ 293 -53% Depreciation & Amortization $ 130 $ 140 -7% EBITDA1 $ 249 $ 532 -53% CAPEX $ 207 $ 225 -8% Free Cash Flow (Use) - (Before Share Repurchases) $ (69) $ 68 -202% Share Repurchases - $ 200 -100% Acquisitions $ 85 $ 48 78%

Credit Facility During the first quarter of 2008, Office Depot amended its Revolving Credit Facility Based on current projected operating results, the Company anticipates remaining in compliance with all of the restrictive covenants Given the uncertain economic environment, the Company is seeking a new credit facility to replace its existing facility Office Depot has obtained commitments for a fully underwritten facility in excess of $1 billion that will be in place by the end of the third quarter 2008 The Amended Credit Agreement will be collateralized by the Company's accounts receivable and inventory in the U.S. and significant international subsidiaries

Balance Sheet Highlights 1 WC = (current assets - cash and short-term investments) - (current liabilities - current maturities of long-term debt) 2 WC as % of Sales = ((WC Q2 current year + WC Q2 prior year) / 2) / Trailing four quarter sales 3 Non-GAAP numbers. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com. in millions, except ratios and returns 2008 2007 % Change NAR Inventory Per Store (end of period) $ 0.909 $ 0.965 -6% Inventories $ 1,647 $ 1,586 4% Inventories (net of foreign exchange) 1% Working Capital1 $ 825 $ 586 41% Working Capital as a % of Sales2 4.6% 3.0% 53% Net Debt (end of period) $ 756 $ 510 48% Return on Invested Capital, Adjusted3 8.1% 15.2% -710 bps

1Non-GAAP numbers. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com. Consolidated Financials - Trailing Four Quarters in millions, except ratios, returns and per share data Trailing Four Quarters (Ending Q2 2008) Trailing Four Quarters (Ending Q2 2008) Trailing Four Quarters (Ending Q2 2008) Trailing Four Quarters (Ending Q2 2007) Trailing Four Quarters (Ending Q2 2007) Trailing Four Quarters (Ending Q2 2007) Amount % Sales Amount % Sales Sales $ 15,369 -- $ 15,425 -- EBIT(1) $ 280 1.8% $ 814 5.3% Net Earnings (1) $232 1.5% $ 557 3.6% Diluted Shares 273.5 -- 280.3 -- EPS(1) $ 0.85 -- $ 1.99 -- ROIC(1) 8.1% 15.2% --

Competitive Performance

Same Store Sales Comparison Note: Selected competitors. For illustrative purposes only. Source: Companies' Form 10-Ks. OfficeMax Office Depot Staples 2004 1.3% 3.0% 4.0% 2005 -1.0% 3.0% 3.0% 2006 0.1% 2.0% 3.0% 2007 -1.2% -5.0% -3.0% Q4 2007 -7.3% -7.0% -6.0% Q1 2008 -9.0% -9.0% -6.0% North America Growth has outpaced OfficeMax and is comparable to Staples

Operating Margin Comparison - Total Company Note: Selected competitors. For illustrative purposes only. 1 Represents Adjusted Operating Income Margin, a non-GAAP number; adjusted for special items. Source: Earnings press releases and Office Max - March 19, 2008 Investor Day Presentation. 2 Financial information for Office Depot adjusted for certain charges and credits. Represents a Non-GAAP number. A reconciliation of GAAP to non- GAAP numbers can be found on the Office Depot web site at www.officedepot.com 3 Represents Operating Margin, a non-GAAP number, adjusted for certain nonrecurring items. Source: Earnings press releases and Form 10-Ks. OfficeMax1 Office Depot2 Staples3 2004 0.6% 4.1% 7.3% 2005 1.1% 4.4% 7.7% 2006 3.5% 5.1% 8.1% 1H 2007 3.6% 5.1% 6.8% 2H 2007 3.9% 1.6% 9.4% FY 2007 3.8% 3.4% 8.2% Margins are a historical opportunity

Operating Margin Comparison - Divisions Note: Selected competitors. For illustrative purposes only. Source: OfficeMax - Investor Day Presentations of March 19, 2008 and March 20, 2007. Adjusted for special items. Staples and Office Depot - Companies' Form 10-Ks. 2004 2005 2006 2007 North American Retail North American Retail OfficeMax 0.5% 1.0% 4.1% 4.1% Office Depot 4.9% 6.0% 6.7% 5.2% Staples 8.5% 9.3% 9.7% 9.5% North American Contract / Direct North American Contract / Direct North American Contract / Direct OfficeMax 2.4% 2.5% 4.4% 4.3% Office Depot 6.8% 8.2% 8.0% 4.9% Staples 9.4% 10.3% 10.6% 10.8% International OfficeMax N/A N/A N/A N/A Office Depot 7.8% 6.0% 6.8% 5.5% Staples 3.6% 0.6% 2.1% 3.6% Margins exceeded OfficeMax in N. America and Staples in International

Channel Mix Comparison - Divisions Note: Selected competitors. For illustrative purposes only. Figures represent channel mix as a percent of total sales. Source: Office Depot, Staples and OfficeMax - Companies' Form 10-Ks. 1OfficeMax 2004 results exclude sales from Paper and Building Solutions businesses. 2OfficeMax's results exclude Canada 20041 2005 2006 2007 North American Retail OfficeMax2 48.9% 47.6% 45.3% 44.4% Office Depot 43.8% 45.6% 45.2% 43.9% Staples 57.6% 56.1% 54.7% 51.7% North American Contract / Direct North American Contract / Direct OfficeMax2 38.2% 38.4% 39.7% 38.7% Office Depot 29.8% 30.1% 30.5% 29.1% Staples 29.0% 30.9% 32.5% 34.1% International OfficeMax 12.9% 14.0% 15.0% 16.9% Office Depot 26.4% 24.3% 24.3% 27.0% Staples 13.3% 13.0% 13.0% 14.1% Each Company competes in multiple business lines

Investor Presentation July 2008